UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)        March 15, 2000
                                                        ---------------

                         FIRST BANCORP OF INDIANA, INC.
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             (Exact name of registrant as specified in its charter)

          Indiana                      0-29814                35-2061832
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(State or other jurisdiction        (Commission           (I.R.S. Employer
of incorporation)                    File Number)       Identification No.)


              2200 West Franklin Street, Evansville, Indiana 47712
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              (Address of principal executive offices) (Zip Code)

REGISTRANT'S TELELPHONE NUMBER, INCLUDING AREA CODE          (812) 423-3196
                                                             --------------

                                 Not Applicable
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         (Former name or former address, if changes since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None.

ITEM 5. OTHER EVENTS.

     Michael H. Head, Vice President of First Bancorp of Indiana, Inc. and Executive Vice President of its subsidiary, First Federal Savings Bank, was appointed a Director of both the Company and subsidiary by the Board of Directors at their last regularly scheduled meeting, held on March 15, 2000, to fill the vacancy caused by the death of Robert L Clayton, Sr. on February 26, 2000.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

None.

ITEM 8. CHANGE IN FISCAL YEAR.

None.

ITEM 9. SALES OF EQUITY SECURITIES PURSANT TO REGULATION S.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FIRST BANCORP OF INDIANA, INC.


Dated: March 21, 2000                     By: /s/ Harold Duncan
                                              --------------------------
                                              Harold Duncan
                                              President, Chief Executive Officer
                                              and Chairman of the Board
                                              (principal executive officer)